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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: FEBRUARY 9, 2006
                        (DATE OF EARLIEST EVENT REPORTED)

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                           VERIZON COMMUNICATIONS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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         DELAWARE                         1-8606                23-2259884
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)


             140 WEST STREET
            NEW YORK, NEW YORK                                  10007
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 395-2121


                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

The following documents are filed with reference to and are hereby incorporated by reference into the Registration Statement on Form S-3 (File No. 333-109028) filed with the Securities and Exchange Commission on September 23, 2003.

(d) EXHIBITS

EXHIBIT
   NO.          DESCRIPTION
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
   1.1          Form of Purchase Agreement for Debt Securities of Verizon
                Communications Inc.

   4.1          Second Supplemental Indenture between Verizon Communications
                Inc., both individually and as successor in interest to Verizon
                Global Funding Corp., and Wachovia Bank, National Association, formerly known as First Union National Bank, as trustee, dated as of September 29, 2004.

   4.2          Third Supplemental Indenture between Verizon Communications
                Inc., both individually and as successor in interest to Verizon Global Funding Corp., and Wachovia Bank, National
                Association, formerly known as First Union National Bank, as trustee, dated as of February 1, 2006.

   4.3          Form of Fixed Rate Debt Security of Verizon Communications Inc.

   4.4          Form of Floating Rate Debt Security of Verizon Communications
                Inc.

   5.1          Opinion and Consent of William P. Barr, Esq.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Verizon Communications Inc.

Date: February 9, 2006              By: /s/ Catherine T. Webster
                                        ---------------------------------
                                    Name:  Catherine T. Webster
                                    Title: Senior Vice President and Treasurer